UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT Pursuant to
Section 13 or 15(d) of the Securities
Exchange Act of 1934
Date of Report (Date of earliest event reported): November 18, 2013

Silicon Graphics International Corp.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-51333 (Commission file Number)	32-0047154 (IRS Employer Identification Number)
46600 Landing Parkway (Address of principle executive offices)		94538 (Zip Code)
510-933-8300 (Registrant’s telephone no., including area code)
Not Applicable (Form Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                      Entry into a Material Definitive Agreement.

On November 18, 2013, Silicon Graphics International Corp. (the “Company”) entered into an Asset Purchase Agreement (the “APA”) with Jabil Circuit, Inc. (“Jabil”), pursuant to which the Company will sell and transfer to Jabil certain assets and Company personnel related to its business, including one of its three owned buildings located in Chippewa Falls, Wisconsin, and certain other equipment, and proprietary software, for $6.3 million in cash.  In connection with the APA, the Company and Jabil also agreed to enter into a Master Supply Agreement (the “MSA”), pursuant to which Jabil will manufacture and supply certain products for the Company and act as the Company’s primary manufacturing services and supply chain management provider.

Under the terms of the transaction, the Company will license to Jabil certain intellectual property to permit Jabil to use the assets purchased under the APA to continue to operate the business as presently conducted by the Company and to manufacture products for both the Company’s and Jabil’s customers under the MSA.  Also in connection with the transaction, the Company and Jabil will enter into a thirty-six month leaseback arrangement with respect to a portion of the Chippewa Falls, Wisconsin building being purchased by Jabil.  Pursuant to the terms of the APA and MSA, the Company has agreed to provide to Jabil certain information and transitional support and services for up to two years to allow Jabil to better perform its obligations under the MSA.

The closing of the transaction, which is subject to customary closing conditions, is expected to occur on or before February 28, 2014.

The foregoing description of the transaction is a summary of its material terms and does not purport to be complete.  This summary is qualified in its entirety by reference to the APA, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01                      Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Exhibit Title

10.1	Asset Purchase Agreement dated November 18, 2013 by and between the Company and Jabil Circuit, Inc.
99.1	Company press release dated November 20, 2013 announcing the transaction with Jabil Circuit, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Silicon Graphics International Corp.
Dated: November 20, 2013	By: /s/ Jennifer W. Pileggi
Jennifer W. Pileggi
Senior Vice President, General Counsel and
Corporate Secretary

INDEX TO EXHIBITS

Exhibit Number	Exhibit Title
10.1	Asset Purchase Agreement dated November 18, 2013 by and between the Company and Jabil Circuit, Inc.
99.1	Company press release dated November 20, 2013 announcing the transaction with Jabil Circuit, Inc.